SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 28, 2002
Date of Report (date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

Item 5. Other Events

In Socket Communications, Inc.'s annual report on Form 10-K, filed April 1, 2002, Socket reported gross proceeds from the closing of a common stock financing on March 28, 2002 of $1,107,000. Of that amount, a prior commitment of $500,000 was not received on April 2, 2002 when due. Socket actually received gross proceeds of $607,000 from the sale of 381,760 shares of its common stock at a price of $1.59 per share, and net proceeds after costs and expenses of approximately $466,000. In connection with the offering, Socket issued warrants to investors in the offering and Socket's placement agent in the offering to purchase an aggregate of 118,344 shares of common stock at a price of $1.59 per share (subject to adjustment in the event of a dilutive issuance). The warrants have a term of five years, and could result in additional proceeds if exercised. The form of such warrants is attached as Exhibit 10.1 to this Report and its terms are incorporated herein by reference. Pursuant to a Registration Rights Agreement, Socket agreed to file no later than May 1, 2002 a registration statement on Form S-3 to enable the resale of the shares issued in this offering and the shares issuable on exercise of the warrants issued to investors in this offering. The form of such Registration Rights Agreement is attached as Exhibit 10.2 to this Report and its terms are incorporated herein by reference. Two members of Socket's Board of Directors invested an aggregate of $130,000 in this offering.

Item 7. Financial Statements and Exhibits

(c) Exhibits

10.1 Form of warrants, dated March 28, 2002, issued to investors and Socket's placement agent.

10.2 Form of Registration Rights Agreement, dated March 28, 2002, between Socket and certain investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2002

SOCKET COMMUNICATIONS, INC.

By:	/s/ David W. Dunlap
David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

SOCKET COMMUNICATIONS, INC.

INDEX TO EXHIBITS

10.1 Form of warrants, dated March 28, 2002, issued to investors and Socket's placement agent.

10.2 Form of Registration Rights Agreement, dated March 28, 2002, between Socket and certain investors.

Exhibit 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

WARRANT
To Purchase Shares of Common Stock of
Socket Communications, Inc.

THIS CERTIFIES that, for value received ________ is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Socket Communications, Inc., a Delaware corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share ("Common Stock") set forth in Section 1 below at the purchase price per share set forth in such section ("Exercise Price"). The Exercise Price is subject to adjustment as provided in Section 9 hereof.

1. Number of Shares; Exercise Price; Term.

(a) Subject to adjustments as provided herein, this Warrant is exercisable for up to _________ shares (the "Shares") of Common Stock for an aggregate purchase price of $_________, or a purchase price of $1.59 per share.

(b) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on March 28, 2002 and ending on the fifth anniversary of the date of this Warrant, and shall be void thereafter.

2. Title to Warrant. This Warrant and all rights hereunder may be transferred, in whole or in part, but only with the written consent of the Company. As a condition to such transfer, this Warrant together with the Assignment Form annexed hereto properly endorsed shall be surrendered at the office or agency of the Company by the holder hereof in person or by duly authorized attorney.

3. Exercise of Warrant.

(a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Newark, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and subject to Section 3.2 hereof, upon payment of the purchase price of the shares thereby purchased in cash or check acceptable to the Company, whereupon the holder of this Warrant shall be entitled to promptly receive a certificate for the number of shares so purchased and, if this Warrant is exercised in part, a new Warrant for the remaining portion of this Warrant.

(b) The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

(c) The Company will reserve and keep available free from preemptive rights, out of its authorized but unissued shares of Common Stock, the number of Shares deliverable upon the exercise of this Warrant in full.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share.

5. Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name the certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

7. Exchange and Registry of Warrant. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9. Adjustment of Exercise Price. The Exercise Price is subject to adjustment from time to time as described in this Section 9. All calculations under this Section 9 will be made to the nearest one-hundredth of a cent.

(a) Exercise Price Adjustments. The following adjustments shall be made:
(i) Common Stock Issued at Less than Market Value. If the Company issues or sells any Common Stock other than Excluded Stock (as defined in Section 9.2) without consideration or for consideration per share less than the Market Price (as defined in Section 9.2), as of the day of such issuance or sale, the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be the sum of (i) the number of shares of Common Stock issued and outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon exercise of outstanding Options and conversion of outstanding Convertible Securities prior to such issue and (iii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Market Price on the last trading day immediately preceding such issuance or sale and (y) the denominator of which shall be (i) the number of shares of Common Stock issued and outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon exercise of outstanding Options and conversion of outstanding Convertible Securities prior to such issue, and (iii) the actual number of shares of Common Stock so issued or sold. For the purposes of any adjustment of the Exercise Price pursuant to this Section 9.1(a), the following provisions shall be applicable:
(1) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance of Common Stock (otherwise than upon the conversion of any shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

(3) In the case of the issuance of (A) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (B) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):
a) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Sections 9.1(a)(1) and (2)), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

b) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in Sections 9.1(a)(1) and (2)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

c) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the company upon such exercise, conversion or exchange, but excluding changes resulting from the antidilution provisions thereof (to the extent comparable to the antidilution provisions contained herein), the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

d) on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance thereof, the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

e) if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.
(ii) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, to the extent that this Warrant remains in effect following such transaction, such as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect and exercise in full of the Warrant, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the merger or consolidation.

(iii) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(iv) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Common Stock as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(v) No adjustment in the Exercise Price is required if the amount of the adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section 9.1(e) are not required to be made will be carried forward and given effect in any subsequent adjustment.

(vi) For the purposes of this Section 9.1, the term "Common Stock" shall include (1) the class of stock designated as the Common Stock of the Company at the date hereof or (2) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from no par value to par value.

(vii) Notwithstanding the foregoing, in any case which this Section 9.1 provides that an adjustment becomes effective immediately after a record date for an event, the Company may defer paying to the holder any amount in cash in lieu of any fraction pursuant to Section 4 until the occurrence of such event.

(viii) If the Company takes any action affecting the Common Stock, other than action described in this Section 9.1, that in the opinion of the Board of Directors of the Company would materially adversely affect the conversion rights of the holder of the Warrant, the Exercise Price for the Warrant may be adjusted, to the extent permitted by law, in such manner, if any and at such time, as such Board may determine in good faith to be equitable in the circumstances.

(b) Definitions. For purposes hereof, the following terms shall have the following meanings:

"Convertible Securities" means shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

"Excluded Stock" means shares of Common Stock issued or issuable: (i) upon conversion or exercise of any outstanding securities; (ii) to officers, directors or employees of, or consultants to, the Company pursuant to a stock grant, option plan, purchase plan or other stock incentive plan, program or agreement, including without limitation sales of shares to such persons pursuant to restricted stock purchase agreements approved by the Board of Directors; (iii) as a dividend or distribution on shares of capital stock of the Company or in connection with any stock split, stock dividend or similar transaction; (iv) in connection with (1) equipment lease financing transactions with institutions regularly engaged in equipment leasing or (2) bank lending, if such transactions are approved by the Board of Directors and the issuance of such securities is not principally for the purpose of raising additional equity capital for the Company; (v) to customers, vendors or joint venture partners or in connection with other strategic relationships approved by the Board of Directors that may involve the grant of licenses or distribution, OEM, bundling, manufacturing, localization, or resale rights with respect to the Company's products or technology; (vi) in a firm-commitment underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended; (vii) in connection with any settlement of any action, suit, proceeding or litigation approved by the Board of Directors; (viii) to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors; (ix) which are otherwise excluded from the definition of Excluded Stock by the written consent of the Warrant holder; (x) pursuant to business combination transactions, the acquisition of technology or other assets of other businesses or the acquisition of another corporation by the Company by merger, purchase of substantially of the assets or other reorganization; and (xi) by way of dividend or other distribution on shares currently outstanding or shares excluded from the definition of Excluded Stock by the foregoing clauses (i) through (x).

"Market Price" means, with respect to a particular security, on any given day, (A) the average of the daily closing prices for 10 consecutive trading days ending two (2) trading days prior to the day in question or, in case no reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the applicable security is listed or admitted to trading, or (B) if not listed or admitted to trading on any national securities exchange, (1) the average of the daily closing prices for 10 consecutive trading days ending two (2) trading days prior to the day in question reported by the NASDAQ Stock Market if such security is traded over-the-counter and quoted in the NASDAQ Stock Market, or (2) if such security is so traded, but not so quoted, the average of the closing reported bid and asked prices of such security as reported by the NASDAQ Stock Market or any comparable system, or (3) if such security is not listed on the NASDAQ Stock Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price of such security shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

"Options" means rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

10. Notice of Adjustments; Notices. Whenever the Exercise Price shall be adjusted pursuant to Section 9 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

11. Miscellaneous.

(a) Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

(b) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(c) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant. The "prevailing party" means the party determined by the arbitrator or court to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the party in whose favor a judgment is rendered.

(d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the holder hereof.

(e) Notice. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

IN WITNESS WHEREOF, Socket Communications, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: March 28, 2002

"COMPANY"
SOCKET COMMUNICATIONS, INC
a Delaware corporation

By:
Name: Kevin J. Mills
Title: Chief Executive Officer

WARRANT HOLDER

By:
Name:
Title:

NOTICE OF EXERCISE

To: Socket Communications, Inc.

1. The undersigned hereby irrevocably elects to exercise the Warrant, represented by the attached Warrant, to purchase _____________ shares of Common Stock (the "Shares") as provided for therein and, upon confirmation from the Company that such shares of Common Stock will be issued, agrees that it will tender in payment for such shares of Common Stock payment of the purchase price in full in the form of a wire transfer of immediately available funds to the order of Socket Communications, Inc. in the amount of $_______, all in accordance with the terms of the Warrant.

2. The undersigned requests that a certificate for such Shares be registered in the name of ___________________ whose address is ___________________ and that such certificate will be delivered to ___________________ whose address is ___________________. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant representing the right to purchase the remaining balance of the Shares be registered in the name of ___________________ whose address is ____________ and that such warrant will be delivered to ___________ whose address is ______________.

3. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

4. The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as currently in effect, and understands the resale limitations imposed thereby and by the Act.

5. The undersigned understands the instruments evidencing the Shares may bear one or all of the following legends:
(a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

(b) Any legend required by applicable state law.

Dated: ____________________
            ____________________
           (Insert Employer Identification
           Number of holder)

Signature:

Note:
Signature must conform in all respect to name of holder as specified on the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever, unless the Warrant has been assigned.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

(Please Print)

whose address is

(Please Print)

Date:

Holder's Signature:
Holder's Address:

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of March 28, 2002, by and between Socket Communications, Inc., a Delaware corporation (the "Company") with its principal office at 37400 Central Court, Newark, California 94560, and the persons and entities listed on the Schedule of Purchasers attached hereto as Exhibit A (each individually, a "Purchaser," and collectively, the "Purchasers").

Recitals

A. The Company and the Purchasers have entered into a Common Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company has agreed to sell, and the Purchasers have agreed to purchase shares of Common Stock of the Company (the "Common Stock") and warrants to purchase additional shares of Common Stock of the Company.

B. In order to induce the Purchasers to enter into the Purchase Agreement, the Company wishes to grant to the Purchasers the rights set forth in this Agreement.

Agreement

12. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission or any successor agency.

"Holders" shall mean the Purchasers and any transferee of Registrable Securities.

"Registrable Securities" shall mean (i) the Shares (as defined in the Purchase Agreement), (ii) the Warrant Shares (as defined in the Purchase Agreement) and (iii) shares issued or issuable in respect of any shares described in clauses (i)-(ii) above upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described in clauses (i)-(iii) above shall cease to be Registrable Securities if (x) such securities are sold in the public market pursuant to an effective registration under the Securities Act or otherwise or (y) as to any such securities held by a Holder, at such time as such Holder may sell all such Holder's Registrable Securities in a single three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration and the fees and expenses of one special counsel to all Holders up to a maximum of $15,000.

"Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

13. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act, and in the Purchase Agreement. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

14. Restrictive Legend. Each certificate representing (i) shares of the Company's Common Stock issued or issuable pursuant to the terms of the Purchase Agreement, (ii) the Warrant Shares (as defined in the Purchase Agreement) and (iii) shares issued or issuable in respect of any shares described in clauses (i)-(ii) above upon any stock split, stock dividend, recapitalization, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, AS SET FORTH IN AN AGREEMENT(S) BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

15. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably so requests, be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that no opinion or No Action letter need be obtained with respect to a transfer to (A) a partner, active or retired, of a holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, or (D) the spouse, children, grandchildren or spouse of such children or grandchildren of any holder or to trusts for the benefit of any holder or such persons, in each case if the transferee agrees to be subject to the terms hereof (collectively, "Exempt Transactions"). Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

16. Registration; Compliance With The Securities Act.

(c) Registration Procedures and Expenses. The Company hereby agrees that it shall:

(i) prepare and file with the Securities and Exchange Commission (the "SEC") as soon as practicable and in no event later than thirty (30) days following the date the Company's 2001 annual report on Form 10-K is filed with the SEC, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Registrable Securities by the Purchaser from time to time on Nasdaq and use all reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable after filing and to remain effective until such time as all Registrable Securities have been sold thereunder or pursuant to Rule 144 under the Securities Act (the "Registration Period") or such shares cease to be Registrable Securities.

(ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;

(iii) furnish to any Holder with respect to the Registrable Securities registered under the Registration Statement such reasonable number of copies of any prospectus in conformity with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder;

(iv) use reasonable commercial efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(v) use reasonable commercial efforts to cause the Registrable Securities to be listed on Nasdaq in connection with the filing of the Registration Statement under Section 5(a)(i);

(vi) at the Holders' written request, provide the Holders and their counsel a reasonable period of time, not to exceed 2 business days, to review the proposed Registration Statement or any amendment or supplement thereto, prior to filing with the SEC, and, at the Holders' written request, the Company shall provide each Holder with copies of any comment letters received from the SEC staff with respect to the Registration Statement that pertain specifically to this transaction or the selling shareholders and their plan of distribution within 2 business days of receipt thereof. The Company shall reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents); and

(vii) bear all Registration Expenses in connection with the procedures in paragraph (i) through (v) of this Section 5(a) and the registration of the Registrable Securities pursuant to the Registration Statement other than Selling Expenses or, except as specifically indicated Registration Expenses, fees and expenses, if any, of legal counsel or other advisers to the Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

(d) Transfer of Registrable Securities After Registration; Suspension.

(i) Each Holder agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Securities that would constitute a sale within the meaning of the Securities Act except pursuant to either (i) the Registration Statement referred to in Section 5(a) or(ii) Rule 144, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

(ii) In addition to any suspension rights under paragraph(iii) below, the Company may, upon the happening of any event, that, in the judgment of Company's board of directors, renders it advisable to suspend use of the prospectus for no more than one hundred and twenty (120) days in the aggregate in any twelve (12) month period of time due to pending corporate developments, public filings with the SEC or similar events, suspend use of the prospectus on written notice to the Holders (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and anticipated end of the intended suspension, if known), in which case the Holders shall discontinue disposition of Registrable Securities covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. The suspension and notice thereof described in this Section 5(b)(ii) shall be held in strictest confidence and not disclosed by the Holders.

(iii) In the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Holders (the "Suspension Notice") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, the Holders will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until the Holders' receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use reasonable commercial efforts to allow the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Holders. The Suspension and Suspension Notice described in this Section 5(b)(iii) shall be held in strictest confidence and not disclosed by the Holders.

(iv) Provided that a Suspension is not then in effect, the Holders may sell Registrable Securities under the Registration Statement, provided that the Holders comply with the prospectus delivery requirements under the federal securities laws.

(v) In the event of a sale of Registrable Securities by a Holder, such Holder must also deliver to the Company's transfer agent, with a copy to the Company, a certificate reasonably satisfactory to the transfer agent that the foregoing prospectus delivery requirements have been met, so that ownership of the Registrable Securities may be properly transferred.

17. Indemnification and Contribution.

(a) Indemnification by the Company. The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934, as amended and any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the prospectus or any amendment or supplement of the Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in the Registration Statement or the prospectus, (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting resale of the purchased shares, or (iii) any untrue statement or omission of a material fact required to make such statement not misleading in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder before the pertinent sale or sales by the Holder.

(b) Indemnification by the Holder. Each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

(c) Indemnification Procedure. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the standards set forth in Sections 6(a) and 6(b), (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the amount of proceeds received by such seller from the sale of such Registrable Securities.

18. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, at any time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a) Use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended;

(b) Furnish to Holders forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Securities Exchange Act of 1934, a copy of the most recent annual or quarterly report of the Company, and such other reports and nonconfidential documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.

19. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to the conflicts of laws provisions thereof.

20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding rights to registration. This agreement supercedes all prior agreements and understandings, written or oral, between the parties as to the subject matter hereof. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

21. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five business days after deposit with the United States mail, by registered or certified mail, postage prepaid, or, if by facsimile, on the first business day after receipt of appropriate confirmation of receipt, addressed (a) if to the Purchasers, at such address as the Purchasers shall have furnished to the Company in writing., (b) if to any other Holder to such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the first page of the this Agreement and addressed to the attention of the Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders, with a copy to Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, attn: Herbert P. Fockler, Esq.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Facsimiles shall be deemed to be originals.

23. Amendment. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and holders of a majority of the outstanding Registrable Securities, provided that any such amendment, waiver or modification applies by its terms to all Holders, and provided further that no further amendment or consent shall be required in connection with the addition of subsequent Purchasers of Shares (pursuant to the subsequent Closing provisions of the Purchase Agreement) as Holders hereunder.

24. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

25. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"
SOCKET COMMUNICATIONS, INC
a Delaware corporation

By:
Name: David Dunlap
Title: Chief FinancialOfficer

"PURCHASERS"

(Name of Investor)

(Signature)

(Name and title of signatory, if applicable)

EXHIBIT A

SCHEDULE OF PURCHASERS